UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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GS Financial Corp.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 10, 2009

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of GS Financial Corp.  The meeting will be held at our headquarters, located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana on Thursday, May 14, 2009 at 10:00 a.m., Central time.  The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

    It is very important that your shares be voted at the Annual Meeting regardless of the number you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting.  This will not prevent you from voting in person at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend.

    On behalf of the Board of Directors and all of the employees of GS Financial Corp., I thank you for your continued interest and support.

Sincerely,
Stephen E. Wessel
President and Chief Executive Officer

GS FINANCIAL CORP. 3798 Veterans Memorial Boulevard Metairie, Louisiana 70002

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME	10:00 a.m., Central time, Thursday, May 14, 2009

PLACE	GS Financial Corp. Headquarters 3798 Veterans Memorial Boulevard Metairie, Louisiana

ITEMS OF BUSINESS
(1)     To elect two directors for a three-year term expiring in 2012, and until their successors are elected and qualified;

(2)     To ratify the appointment of LaPorte, Sehrt, Romig & Hand as our independent registered public accounting firm for the year ending December 31, 2009; and

(3)     To transact such other business as may properly come before the meeting or any adjournment thereof.  Management is not aware of any other such business.

RECORD DATE	Holders of GS Financial Corp. common stock of record at the close of business on March 17, 2009 are entitled to vote at the meeting.

ANNUAL REPORT	Our 2008 Annual Report to Stockholders is enclosed but is not part of the proxy solicitation materials.

PROXY VOTING
It is important that your shares be represented regardless of the number you own.  You are urged to complete, sign, date and return the enclosed proxy form promptly in the envelope provided.  If you attend the Annual Meeting you may vote either in person or by proxy.  Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.

BY ORDER OF THE BOARD OF DIRECTORS Lettie R. Moll Vice President and Secretary
Metairie, Louisiana April 10, 2009

PROXY STATEMENT
OF
GS FINANCIAL CORP.

ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

    This Proxy Statement is furnished to holders of common stock of GS Financial Corp., the parent holding company of Guaranty Savings Bank. Proxies are being solicited on behalf of our Board of Directors for use at the Annual Meeting of Stockholders to be held at our headquarters located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana on Thursday, May 14, 2009 at 10:00 a.m., Central time, and at any adjournment thereof for the purposes set forth in the attached Notice of Annual Meeting of Stockholders.  This Proxy Statement is first being mailed to stockholders on or about April 10, 2009.

    Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 14, 2009.  This proxy statement and our 2008 Annual Report are available on our website at www.gsfinancialcorp.com under "Investor Relations."

What is the purpose of the Annual Meeting?

    At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this proxy statement, including the election of directors and ratification of our independent registered public accounting firm.  In addition, management will report on the performance of GS Financial and respond to questions from stockholders.

Who is entitled to vote?

    Only our stockholders of record as of the close of business on the voting record date for the meeting, March 17, 2009, are entitled to vote at the meeting. On the record date, we had 1,276,141 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

    After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted.  Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible.  This will enable your shares to be represented and voted at the Annual Meeting.

Can I attend the meeting and vote my shares in person?

    Yes.  All stockholders are invited to attend the Annual Meeting.  Stockholders of record can vote in person at the Annual Meeting.  A valid picture identification and, unless you are a record holder, proof of stock ownership as of the record date must be presented in order to attend the meeting.  If you hold GS Financial Corp. stock through a broker, bank, trust, or other nominee, i.e. in "street name", you must bring a copy of a statement reflecting your stock ownership as of the record date and a valid legal proxy.  If your shares are held in street name, then you are not the stockholder of record and you must ask your broker or other nominee how you can vote at the Annual Meeting. You can obtain directions to attend the meeting at www.gsfinancialcorp.com under "Investor Relations."

Can I change my vote after I return my proxy card?

    Yes.  If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

•	First, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

•
Second, you may send a written notice to the Secretary of GS Financial, Ms. Lettie R. Moll, Corporate Secretary, GS Financial Corp., 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002, stating that you would like to revoke your proxy.

•	Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked. However, attending the Annual Meeting without voting in person will not revoke your proxy.

    If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

    The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

    The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of LaPorte, Sehrt, Romig & Hand for fiscal 2009.

    The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?

    Directors are elected by a plurality of the votes cast with a quorum (a majority of the outstanding shares entitled to vote represented in person or by proxy) present.  The two persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the Annual Meeting will be elected directors.  The affirmative vote of a majority of the total votes cast is required for approval of the proposal to ratify the appointment of LaPorte Sehrt Romig & Hand for 2009.  Abstentions are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of directors or the vote to ratify LaPorte Sehrt Romig & Hand as our independent registered public accounting firm.  Under applicable rules, the proposals to elect directors and to ratify the appointment of the independent registered public accounting firm are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

    On April 3, 2009, GS Financial Corp. and Guaranty Savings Bank entered into a Shareholder Agreement with Philip J. Timyan, Riggs Qualified Partners, LLC, FJ Capital Long/Short Equity Fund LLC and Martin S. Friedman (collectively, the "Shareholders"). Under the terms of the Shareholder Agreement, the Shareholders agreed to not vote the shares of common stock of GS Financial Corp. they beneficially own for any nominee or nominees for election to the Board of Directors other than those nominated or supported by the Board of Directors or oppose, or make any statement in opposition to, any proposal or director nomination submitted by GS Financial Corp.'s Board of Directors.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

    Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits.  The size of the Board of directors currently has been set at seven members.  With the resignation of Mr. Donald C. Scott as a director in January 2008, there was only one remaining director in the class of directors with a term expiring in 2010.  In accordance with our Articles of Incorporation, the Board of Directors realigned the classes.  Mr. Zahn, who previously served in the class of directors whose term will expire at this Annual Meeting, was appointed to the class of directors whose term expires in 2010.  In accordance with the terms of the Shareholder Agreement described above, we appointed Mr. Friedman to the class of directors with a term expiring in 2011. At the Annual Meeting, stockholders of GS Financial will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2012, and until their successors are elected and qualified.

    No director is related to any other director or executive officer by first cousin or closer, except Bruce A. Scott and Stephen L. Cory who are brothers-in-law.  Each nominee and each director whose term continues currently serves as a director of GS Financial and Guaranty Savings Bank.

    Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors.  At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

    The following tables present information concerning the nominees for director and each director whose term continues, including tenure as a director.  Ages are reflected as of March 17, 2009.  Terms as directors for Messrs. Glazer, Scott, Cory and Zahn include service as a director of Guaranty Savings Bank.

Nominees for Director for a Three-Year Term Expiring in 2012

Name	Age	Principal Occupation During the Past Five Years	Director Since

Edward J. Bourgeois	52
Mr. Bourgeois is a certified public accountant in the State of Louisiana and currently serves as President and Chief Executive Officer of Centergy Consulting, LLC, New Orleans, Louisiana, a consulting firm specializing in the banking and financial industry.  Mr. Bourgeois also serves as the President and Chief Executive Officer of My EZ Car Care LLC, an automotive services limited liability company. Mr. Bourgeois was formerly the Executive Vice President/Chief Operating Officer of Crescent Bank and Trust, New Orleans, Louisiana from 2001 to 2004.  He is a member of the American Institute of Certified Public Accountants and Louisiana Society of Certified Public Accountants and Board member of the National Automotive Finance Association.
			2004

Stephen L. Cory	59	Mr. Cory is an insurance agent and President of Cory, Tucker & Larrowe, Inc. in Metairie, Louisiana.	1995

The Board of Directors recommends that you vote FOR election of the nominees for Director.

Directors Whose Terms Are Continuing

Directors Whose Term Expires in 2010

Name	Age	Principal Occupation During the Past Five Years	Director Since

Hayden W. Wren, III	60	Mr. Wren is the Director of Commercial/Investment Brokerage of Corporate Realty, Inc., New Orleans, Louisiana. Mr. Wren is a Certified Commercial Investment Member (CCIM), a member of the Society of Industrial and Office Realtors (SIOR), and a licensed certified public accountant having membership affiliations with the American Institute of Certified Public Accountants and the Louisiana Society of Certified Public Accountants.	2003

Albert J. Zahn, Jr.	57	Mr. Zahn has served as Chairman of the Board of GS Financial and Guaranty Savings Bank since April 2005. Mr. Zahn is a certified public accountant and President of the firm Al Zahn CPA, a Professional Accounting Corporation in Mandeville, Louisiana.	1992

Directors Whose Term Expires in 2011

Name	Age	Principal Occupation During the Past Five Years	Director Since

Bradford A. Glazer	53	Mr. Glazer is President of Glazer Enterprises, Inc., a transportation agency representing Cincy Limos, M.H. Timmer, LLC, and Park Transport, Inc. Cincy Limos is a limousine service serving greater Cincinnati. M.H. Timmer is a freight agency representing the Landstar Carrier Group, which is a global transportation provider. Park Transport is a 48 state full truckload freight broker. Mr. Glazer also serves as the President of Park Transport. Glazer Enterprises, located in Cincinnati, Ohio, is also a real estate management and development company.	1991

Name	Age	Principal Occupation During the Past Five Years	Director Since

Bruce A. Scott	56	Mr. Scott is an attorney and has served as Executive Vice President of GS Financial since its formation in February 1997 and Executive Vice President of Guaranty Savings Bank since 1985. Mr. Scott has served as Vice Chairman of the Board since 1990. Mr. Scott also serves as legal counsel of Guaranty Savings Bank. He has been a director since 1982.	1982

Martin S. Friedman	40	Mr. Friedman has served as Chief Executive Officer and portfolio manager of FJ Capital Management, a fund management company focused on financial institutions, Arlington, Virginia since 2008. Previously, Mr. Friedman served as Chief Executive Officer of Cheetah Asset Management, a financial company focused on multi-industry investments from 2007 to 2008, and prior thereto, as Director of Research, Managing Director and senior financial analyst, for Friedman, Billings, Ramsey Group, Inc.	2009

Executive Officers Who Are Not Also Directors

    Set forth below is information with respect to the principal occupations during the last five years for the three executive officers of GS Financial and Guaranty Savings Bank who do not also serve as directors of GS Financial.  Ages are reflected as of March 17, 2009.

Name	Age	Principal Occupation During the Past Five Years

Stephen E. Wessel	46
Mr. Wessel has served as President and Chief Executive Officer of GS Financial and Guaranty Savings Bank since December 2005.  Since December 2007, he has served as a Director of Guaranty Savings Bank.  Previously he served as Senior Vice President/South Louisiana Business Banking Manager for AmSouth Bank, a regional commercial bank, New Orleans, Louisiana since August 2001.  Prior thereto, Mr. Wessel served as Vice President/Regional Business Banking Manager for Whitney National Bank, New Orleans, Louisiana from December 1991 to August 2001.

Lettie R. Moll	55
Ms. Moll has served as Vice President and Corporate Secretary of GS Financial since its formation in 1997 and Vice President and Corporate Secretary of Guaranty Savings since March 1987 and March 1982, respectively. Ms. Moll currently serves as Guaranty Savings Bank's Branch Administrator and manages the deposit products.

Stephen F. Theriot	35
Mr. Theriot has served as Senior Vice President and Chief Financial Officer of GS Financial and Guaranty Savings since December 2008.  Prior thereto, Mr. Theriot served as the Vice President and Chief Operating Officer of Guaranty Savings Bank since February 2007 and assumed the additional duties of principal financial officer of GS Financial and Guaranty Savings Bank in September 2008.  Mr. Theriot previously served as Controller of Mutual Savings and Loan Association, in Metairie, Louisiana.  Prior thereto, Mr. Theriot served as a Senior Auditor in the Audit and Assurance Business Services Department of Ernst & Young LLP.

Committees and Meetings of the Board of Directors

    During the fiscal year ended December 31, 2008, our Board of Directors held 12 regular meetings.  No director attended fewer than 75% of the total number of Board meetings and committee meetings on which he served that were held during this period.  The Board of Directors has determined that a majority of its members are independent directors as defined in the Nasdaq listing standards.  Our independent directors are Messrs. Wren, Glazer, Bourgeois and Zahn.  In determining Mr. Zahn's independence, the Board considered that Mr. Zahn's accounting firm, Al Zahn CPA, a Professional Accounting Company, rented office space from Guaranty Savings Bank at a rate of less than $10,000 per year, effective January 1, 2008.

    Compensation Committee.  The Compensation Committee reviews the compensation of our executive officers and met eleven times in 2008.  No member of the Compensation Committee is a current or former officer or employee of GS Financial or Guaranty Savings Bank.  The Compensation Committee does not currently operate in accordance with a written charter.

    Audit Committee.  The primary purpose of the Audit Committee, as set forth in the committee's charter, is to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices.  The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K, and monitors our adherence in accounting and financial reporting to generally accepted accounting principles.  The Board of Directors has not identified a member of the audit committee who meets the Securities and Exchange Commission's definition of audit committee financial expert.  Messrs. Bourgeois, Wren and Zahn are certified public accountants with significant experience in public accounting.  The Board of Directors believes that the audit committee members have sufficient expertise to fulfill their fiduciary duties.

    The Audit Committee meets on an as needed basis and met six times in fiscal 2008.  The Board of Directors and the Audit Committee adopted an Audit Committee Charter which is available on our website at www.gsfinancialcorp.com.

    Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee met once during fiscal 2008 with respect to the 2008 Annual Meeting.  Nominations for director of GS Financial are reviewed by the Nominating and Corporate Governance Committee and submitted to the full Board of Directors for approval. The Charter of the Nominating and Corporate Governance Committee is available on our website at www.gsfinancialcorp.com.

    Membership on Certain Board Committees.  The Board of Directors of GS Financial has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.  The following table sets forth the membership of such committees as of the date of this proxy statement.

Directors	Nominating and Corporate Governance	Compensation	Audit
Edward J. Bourgeois		*	*
Martin S. Friedman		*	*
Bradford A. Glazer	*	*
Hayden W. Wren III	**	*	*
Albert J. Zahn, Jr.		**	**

___________________
*           Member
**         Chair

Director Nominations

    The Nominating and Corporate Governance Committee's charter sets forth certain criteria the committee may consider when recommending individuals for nomination including: ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially.  The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.  The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and stockholders.  A stockholder who desires to recommend a prospective nominee should notify our Corporate Secretary in writing providing whatever supporting material the stockholder considers appropriate.  Procedures for stockholder nominations are discussed under "Stockholder Proposals, Nominations and Communications with the Board of Directors."

Director Compensation

    Members of our Board of Directors receive no compensation for attending meetings of GS Financial's Board.  Members of the Board of Directors of Guaranty Savings Bank are paid $850 for each regular meeting of the Board regardless of attendance, $850 for each special meeting attended, $850 for attendance at the annual budget planning session and $250 for each Audit, Compensation, Commercial Lending and Nominating and Corporate Governance Committee meeting attended.  The Chairman of the Board receives $1,200 per Board meeting and the annual budget planning session.  Messrs. Scott and Wessel do not receive fees for service on the Board of Directors of Guaranty Savings Bank.

    The table below summarizes the total compensation paid to our non-employee directors for the fiscal year ended December 31, 2008.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation(3)	Total
Edward J. Bourgeois	$18,150	$ 3,147(2)	$ 142	$ 21,439
Stephen L Cory.	11,900	--	--	11,900
Martin S. Friedman(4)	--	--	--	--
Bradford A. Glazer	13,300	--	--	13,300
Hayden W. Wren III	18,150	4,635(2)	377	23,162
Albert J. Zahn, Jr.	23,050	--	--	23,050

(1)
Reflects expense recognized in accordance with Statement of Financial Accounting Standards No. 123(R) related to grants of restricted stock awards to Messrs. Bourgeois and Wren under the 1997 Recognition and Retention Plan.  On May 18, 2004, we awarded 2,355 shares to Mr. Wren and on May 18, 2006, we awarded 1,776 shares to Mr. Bourgeois which are vesting over a ten year period, commencing on the first anniversary of the date of grant.

(2)	As of December 31, 2008, Messrs. Bourgeois and Wren held 1,421 and 1,413 unvested stock awards, respectively, under our 1997 Recognition and Retention Plan.

(3)	Consists of dividends and interest thereon paid on shares awarded pursuant to the 1997 Recognition and Retention Plan that vested during 2008.

(4)	Appointed to the Board in April 2009.

    In May 2004 and 2006, we granted 2,355 shares and 1,776 shares of restricted common stock to Messrs. Wren and Bourgeois, respectively, pursuant to the 1997 Recognition and Retention Plan and Trust Agreement which are being earned ratably over ten years.  Dividends paid on the restricted common stock are held in the Recognition Plan Trust and paid to the recipient when the restricted stock is earned.  The Recognition Plan terminated by its terms on August 14, 2007; however, unvested restricted stock awards made prior to termination are continuing to vest in accordance with the terms of their award agreements.

Directors' Attendance at Annual Meetings

    Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of stockholders, we expect that our directors will attend, absent a valid reason for not doing so.  Three of our directors attended the 2008 Annual Meeting of Stockholders held on April 22, 2008.

Transactions with Certain Related Persons

    Our policies provide that all loans made by Guaranty Savings Bank to our directors, officers and employees are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features.  All such loans made to our directors and executive officers met such criteria.

EXECUTIVE COMPENSATION

Summary Compensation Table

    The table below summarizes the total compensation paid or earned by our President and Chief Executive Officer and our other executive officer whose total compensation exceeded $100,000 for the fiscal years ended December 31, 2008 and 2007, the "named executive officers."  Bonus payments represent bonuses for the fiscal year paid in the following year.

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	All Other Compensation(2)	Total
Stephen E. Wessel President and Chief Executive Officer	2008 2007	$178,334 175,000	$15,254 15,000	$9,910 9,401	$27,802 29,618	$231,299 229,020
Bruce A. Scott Executive Vice President	2008 2007	$145,350 141,647	4,634 4,380	-- 34,032	6,330 20,596	156,314 200,656
Stephen F. Theriot Senior Vice President and Chief Financial Officer (since December 2008)	2008	99,833	5,271	--	4,101	109,205

______________________
(1)
Reflects the amount expensed in accordance with Statement of Financial Accounting Standards No. 123(R) during the fiscal year for awards of restricted stock.  The valuation of the restricted stock awards is based on grant date fair values of $19.82 and $17.1875 for Messrs. Wessel and Scott, respectively.

(2)
Includes employer contributions and allocations of common stock to the accounts of the named executive officers under the Guaranty Savings Bank 401(k) Plan, life insurance premiums and, for Mr. Wessel, dividends and interest paid on restricted stock awards that vested during 2008.  Includes for Mr. Wessel an automobile allowance of $10,000 and an allowance for country club dues of $10,000.

Employment Agreement

    In December 2005, Guaranty Savings Bank entered into a letter agreement with Mr. Wessel.  Effective as of February 29, 2008, the letter agreement was extended through December 31, 2009 and was further amended by letter dated November 20, 2008 in order to comply with final regulations of the Internal Revenue Service under Section 409A of the Internal Revenue Code.  The letter agreement with Mr. Wessel provides the terms for Mr. Wessel's employment as President and Chief Executive Officer, including participation in Guaranty Savings Bank's bonus program.  If a change in control occurs on or before December 31, 2009, and his employment is terminated other than for cause, Mr. Wessel will be entitled to receive a lump sum payment equal to one year's base salary and certain other benefits.

Outstanding Equity Awards at Fiscal Year-End

    GS Financial granted an award of restricted stock during fiscal 2007 to Mr. Wessel.  No other stock options or restricted stock awards were outstanding as of December 31, 2008 to our named executive officers.  The table below sets forth the outstanding equity awards at December 31, 2008.

Stock Awards
	Number of Shares or Units of Stock	Market Value of Shares or Units of Stock
Name	That Have Not Vested	That Have Not Vested(2)
Stephen E. Wessel	4,500(1)	$56,250
Bruce A. Scott	--	--
Stephen F. Theriot	--	--
______________________
(1)
Mr. Wessel was granted 5,000 shares of restricted stock pursuant to the 1997 Recognition and Retention Plan on January 16, 2007, that are vesting at a rate of 10% per year over ten years commencing on January 16, 2008.

(2)	Market Value is calculated based on a closing price of $12.50 per share on December 31, 2008.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of March 17, 2009, the voting record date, certain information as to our common stock beneficially owned by (a) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 who or which was known to us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (b) our directors, (c) certain executive officers, and (d) all directors and executive officers as a group.

Name of Beneficial Owner(s)	Common Stock Beneficially Owned as of March 17, 2009(1)
	Amount	Percentage
Guaranty Savings Bank 401(k) Plan 3798 Veterans Memorial Boulevard Metairie, Louisiana 70002	131,054(2)	10.3%

Martin S. Friedman and FJ Capital Management 2107 Wilson Boulevard Arlington, Virginia 22201	73,152(3)	5.7

Donald C. Scott 8601 Carriage Road River Ridge, Louisiana 70123	66,869(3)	5.2
	(Footnotes begin on following page)

Philip J. Timyan, Riggs Qualified Partners, LLC and RAM T, L.P. 4324 Central Avenue Western Springs, Illinois 60558	125,071(3)	9.8

Stilwell Associates, L.P., Stilwell Value Partners II, L.P., Stilwell Value LLC and Joseph Stilwell 26 Broadway Street, 23rd Floor New York, New York 10004	66,545(4)	5.2

Directors:
Edward J. Bourgeois	6,406(5)	*
Stephen L. Cory	14,803	1.2
Martin S. Friedman	73,152(3)	5.7
Bradford A. Glazer	21,842(6)	1.7
Bruce A. Scott	97,839(2)(7)	7.7
Hayden W. Wren, III	7,042	*
Albert J. Zahn, Jr.	25,481(8)	2.0

Named Executive Officers:
Stephen E. Wessel	2,089(9)	*
Stephen F. Theriot	179(10)	*

All directors and executive officers as a group (9 persons)	267,162(2)(11)	20.9%
___________________
*           Represents less than 1% of our outstanding common stock.

(1)
Based upon filings made with the Securities and Exchange Commission and information furnished by the respective individuals.  Under regulations promulgated pursuant to the Securities and Exchange Act, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (a) voting power, which includes the power to vote or to direct the voting of the shares, or (b) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)
Messrs. Stephen E. Wessel and Bruce A. Scott and Ms. Mitzi H. Still act as Trustees of the Guaranty Savings Bank 401(k) Plan.  As of March 17, 2009, the 131,054 shares held in the 401(k) Plan were allocated to the accounts of participating employees.  In general, the allocated shares held in the 401(k) Plan as of March 17, 2009, will be voted by the Trustees in accordance with the instructions of the participants and their beneficiaries.  The amount of our common stock beneficially owned by officers who serve as 401(k) Plan Trustees and by all directors and executive officers as a group does not include the shares held by the 401(k) Plan other than shares specifically allocated to the individual officer's account.

(3)
Based on information obtained from a Schedule 13D filed by Donald C. Scott, Philip J. Timyan, Riggs Qualified Partners, LLC ("RQP LLC"), Martin S. Friedman and FJ Capital Long/Short Equity Fund  LLC ("FJ Capital LLC") with the SEC on February 23, 2009 (together, the "13D Group"), as subsequently amended.  Mr. Scott reports sole voting and dispositive power with respect to 66,169 shares of common stock, which includes 48,315 shares of common stock which are held in his individual retirement account.  Mr. Scott has shared voting and dispositive power with respect to 700 shares of common stock deemed beneficially owned by his spouse. Mr. Scott's address is 8601 Carriage Road, River Ridge, Louisiana 70123.  RQP LLC reports sole voting and dispositive power with respect to 102,221 shares of common stock it owns, which power is exercisable by Mr. Timyan as managing member of RQP LLC.  Mr. Timyan has sole voting and dispositive power with respect to the 5,000 shares of common stock which he holds directly.  Mr. Timyan shares the power to dispose of the shares of common stock held by RAM T, L.P. ("RAM"), with RAM and its general partner, RTL Partners Ltd.  Mr. Timyan has no voting power over the shares of common stock held by RAM. The address of Mr. Timyan and Riggs Qualified Partners LLC is 4324 Central Avenue, Western Springs, Illinois 60558.  The principal business address of RAM and RTL Partners Ltd. is c/o Caledonian Bank and Trust Limited, Caledonian House, P.O. Box 1043GT, 69 Dr. Roy's Drive, George Town, Grand Cayman Islands, British West Indies.  Mr. Friedman has sole voting and dispositive power with respect to the 21,452 shares of common stock that he holds directly.  Mr. Friedman shares the power to vote and dispose of the 51,700 shares of common stock held by FJ Capital LLC. The address of Mr. Friedman and FJ Capital Management is 2107 Wilson Boulevard, Arlington, Virginia 22301.

    (Footnotes continue on following page)

Subsequent to the voting record date, Messrs. Timyan and Friedman, RQP LLC and FJ Capital LLC entered into the Shareholder Agreement and Mr. Donald Scott entered into a side letter pursuant to which the 13D Group withdrew their nominees to the Board of Directors and agreed to amend their Schedule 13D to reflect such withdrawal.

(4)	Based on information contained in a Schedule 13G filed on January 15, 2009. The individual and entities share the voting and dispositive power with respect to all of the 66,545 shares they own.

(5)	Includes 1,349 shares of common stock held in Mr. Bourgeois's individual retirement account and 1,102 shares held by Mr. Bourgeois as custodian under the Uniform Gifts to Minors Act for his daughter.

(6)           Includes 1,450 shares of common stock owned by Mr. Glazer's wife and 10,000 shares owned by Mr. Glazer's children.

(7)
Includes 2,500 shares of common stock held in trust for the benefit of one of Bruce Scott's children, for which Mr. Scott is the trustee, and 15,000 shares owned directly by Mr. Scott's spouse.  Mr. Scott disclaims beneficial ownership as to the shares held in such trust and by his spouse.  Also includes 12,000 shares held in Mr. Scott's individual retirement account and 35,933 shares of common stock allocated to Mr. Scott under the employee stock ownership plan provisions of the Guaranty Savings Bank 401(k) Plan, which the Trustees will vote in accordance with Mr. Scott's instructions.  The business address for Mr. Scott is c/o Guaranty Savings Bank, 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002.

(8)           Includes 5,000 shares of common stock owned by Mr. Zahn's wife.

(9)	Includes 889 shares held in the Guaranty Savings Bank 401(k) Plan, which the Trustees will vote in accordance with Mr. Wessel's instructions.

(10)	The 179 shares are held in the Guaranty Savings Bank 401(k) Plan, which the Trustees will vote in accordance with Mr. Theriot's instructions.

(11)	Includes an aggregate of 53,830 shares of common stock which are held by the Guaranty Savings Bank 401(k) Plan on behalf of our executive officers as a group.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of GS Financial's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file.  We know of no person who owns 10% or more of our common stock other than the Guaranty Savings Bank 401(k) Plan which owns 10.3% and the 13D Group which collectively owns 20.8%.

    Based solely on review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, fiscal 2008, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) other than Mr. Zahn, who was late reporting one transaction on Form 4, which has since been filed.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal Two)

    Our Audit Committee has appointed LaPorte, Sehrt, Romig & Hand, independent registered public accounting firm, to perform the audit of GS Financial's financial statements for the year ending December 31, 2009, and further directed that their selection be submitted for ratification by the stockholders at the Annual Meeting.

    We have been advised by LaPorte, Sehrt, Romig & Hand that neither that firm nor any of its associates has any relationship with GS Financial or Guaranty Savings other than the usual relationship that exists between independent registered public accounting firms and their clients.  LaPorte, Sehrt, Romig & Hand will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

    In determining whether to appoint LaPorte, Sehrt, Romig & Hand as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by LaPorte, Sehrt, Romig & Hand is compatible with maintaining their independence.  In addition to performing auditing services, LaPorte, Sehrt, Romig & Hand performed tax-related services, including the completion of GS Financial's corporate tax returns, in 2008 and 2007.  The Audit Committee believes that LaPorte, Sehrt, Romig & Hand's performance of these other services is compatible with maintaining their independence.

The Board of Directors recommends that you vote FOR the ratification of the appointment of LaPorte, Sehrt, Romig & Hand as our independent registered public accounting firm for the fiscal year ending December 31, 2009.

Audit Fees

    The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to GS Financial.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.  The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.  The chair of the Audit Committee has been delegated the authority to approve audit-related and non-audit related services in lieu of the full Audit Committee, and presents all such previously-approved engagements to the full Audit Committee.

    The following table sets forth the aggregate fees paid by us to LaPorte, Sehrt, Romig & Hand for professional services rendered in connection with the audit of GS Financial's consolidated financial statements for 2008 and 2007, as well as the fees paid by us to LaPorte, Sehrt, Romig & Hand for audit-related services, tax services and all other services rendered to us during 2008 and 2007.

	Year Ended December 31,
	2008	2007
Audit Fees(1)	$61,215	$49,934
Audit-related fees	4,751	--
Tax fees (2)	5,500	8,000
All other fees	--	--
Total	$71,466	$57,934
____________________

(1)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission.

(2)	Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services.

    Each new engagement of LaPorte, Sehrt, Romig & Hand was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC's rules.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed GS Financial's audited financial statements with management.  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent registered public accounting firm, their independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in GS Financial's Annual Report on Form 10-K for fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission.

Members of the Audit Committee(1)

Edward J. Bourgeois, CPA
Hayden W. Wren, III, CPA
Albert J. Zahn, Jr., CPA

________________
(1)	Mr. Friedman was appointed to the Audit Committee in April 2009, after the filing of GS Financial’s Form 10-K and did not participate in this review.

STOCKHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

    Stockholder Proposals.  Any proposal which a stockholder wishes to have included in the proxy materials of GS Financial relating to the next annual meeting of stockholders, which is expected to be held in April, 2010, must be received at our principal executive offices located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002, Attention:  Lettie R. Moll, Corporate Secretary, no later than December 11, 2009.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders.  It is urged that any such proposals be sent certified mail, return receipt requested.

    Stockholder proposals which are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Article 9.D. of our Articles of Incorporation, which provides that the stockholder must give timely notice thereof in writing to the Corporate Secretary. To be timely with respect to the annual meeting of stockholders expected to be held in April 2010, a stockholder's notice must be delivered to, or mailed and received at, our principal executive offices 60 days prior to the anniversary date of this Annual Meeting, or no later than March 15, 2010.  A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on our books, of the stockholder proposing such business and, to the extent known, any other stockholders known by such stockholder to be supporting such proposal, (c) the number of shares of common stock which are beneficially owned by the stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (d) any financial interest of the stockholder in such proposal (other than interests which all stockholders would have).

    Stockholder Nominations.  Our Articles of Incorporation govern nominations of candidates for election as director at any annual meeting of stockholders and provide that such nominations, other than those made by the Board of Directors, may be made by any stockholder entitled to vote at such annual meeting provided such nomination is made in accordance with the procedures set forth in Article 6.F.  Nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the Corporate Secretary.  To be timely with respect to the annual meeting of stockholders expected to be held in April 2010, a stockholder's notice must be delivered to, or mailed and received at, our principal executive offices not later than 60 days prior to the anniversary date of this Annual Meeting of Stockholders or March 15, 2010.  Such stockholder's notice must comply with the requirements of Article 6.F.

    Other Stockholder Communications. Our Board of Directors has adopted a formal process by which stockholders may communicate with the Board.  Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of GS Financial Corp., c/o Lettie R. Moll, Corporate Secretary, at 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002.

ANNUAL REPORTS

    A copy of our Annual Report to Stockholders for the year ended December 31, 2008 accompanies this Proxy Statement.  Such annual report is not part of the proxy solicitation materials.

    Upon receipt of a written request, we will furnish to any stockholder without charge a copy of our Annual Report on Form 10-K (without exhibits) for fiscal 2008 required to be filed with the Securities and Exchange Commission. In addition, upon written request, we will furnish copies of the exhibits to the Annual Report on Form 10-K for a fee that covers our reasonable expenses in furnishing such exhibits.  Such written requests should be directed to Lettie R. Moll, Corporate Secretary, GS Financial Corp., 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002.  The Form 10-K is not part of the proxy solicitation materials.

OTHER MATTERS

    Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

    The cost of the solicitation of proxies will be borne by GS Financial. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock.  In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telephone without additional compensation.

REVOCABLE PROXY
GS FINANCIAL CORP.
     [X]   PLEASE MARK VOTES
 AS IN THIS EXAMPLE

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GS FINANCIAL CORP. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2009 AND AT ANY ADJOURNMENT THEREOF.

    The undersigned hereby appoints Bruce A. Scott and Lettie R. Moll or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of GS Financial Corp. held of record by the undersigned on March 17, 2009 at the Annual Meeting of Stockholders to be held at GS Financial Corp.'s corporate headquarters located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002, on Thursday, May 14, 2009, at 10:00 a.m., Central time, and any adjournment thereof.

1.	ELECTION OF DIRECTORS FOR THREE-YEAR TERM (except as marked to the contrary below)

FOR       [  ]                         WITHHOLD          [  ]

     Nominees for three-year term expiring in 2012:

Stephen L. Cory and Edward J. Bourgeois

Instruction: To withhold authority to vote for any individual nominee, mark "Withhold" and write that nominee's name in the space provided below.

________________________________________________

2.	PROPOSAL TO RATIFY THE APPOINTMENT of LaPorte, Sehrt, Romig & Hand as GS Financial Corp.'s independent registered public accounting firm for the year ending December 31, 2009.

FOR       [   ]                                    AGAINST            [  ]                                ABSTAIN              [  ]

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please Check Box if You Plan to Attend the Meeting    >>              [  ]

The Board of Directors recommends that you vote "FOR" the nominees listed above and "FOR" the ratification of LaPorte, Sehrt, Romig & Hand.

Please be sure to date and sign this proxy card in the box below.	Date
Sign above	Co-holder (if any) sign above

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

▲           Detach above card, sign, date and mail in postage paid envelope provided.           ▲

GS FINANCIAL CORP.
 ___________________________________________________________________________________________________

    The shares of GS Financial Corp.'s common stock will be voted as specified.  If not otherwise specified, this proxy will be voted FOR the nominees to the Board of Directors and FOR the ratification of GS Financial Corp.'s independent registered public accounting firm, and otherwise at the discretion of the proxies.  You may revoke your proxy at any time prior to the time it is voted at the Annual Meeting.  This proxy cannot be voted for any person who is not a nominee of the Board of Directors of GS Financial Corp.

    The above signed hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of GS Financial Corp. and the accompanying Proxy Statement and Annual Report for the year ended December 31, 2008, prior to the signing of this proxy.

    Please sign this proxy exactly as your name(s) appear(s) on this proxy.  When signing in a representative capacity, please give title.  When shares are held jointly, only one holder need sign.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY TODAY
__________________________________________________________________________________________________________________

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 14, 2009.
The proxy statement and our 2008 Annual Report are available on our website at www.gsfinancialcorp.com under "Investor Relations."  The same website address also contains information on how to obtain directions to attend the annual meeting.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.
___________________________________________________

___________________________________________________

__________________________________________________

GUARANTY SAVINGS BANK 401(k) PLAN
VOTING INSTRUCTION CARD
GS FINANCIAL CORP.
[X]    PLEASE MARK VOTES
         AS IN THIS EXAMPLE

    THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GS FINANCIAL CORP. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2009 AND AT ANY ADJOURNMENT THEREOF.

1.	ELECTION OF DIRECTORS FOR THREE-YEAR TERM (except as marked to the contrary below)

FOR        [   ]                                   WITHHOLD        [   ]

Nominees for three-year term expiring in 2012:

Stephen L. Cory and Edward J. Bourgeois

Instruction: To withhold authority to vote for any individual  nominee, mark "Withhold" and write that nominee's name in the space provided below.

________________________________________________

2.	PROPOSAL TO RATIFY THE APPOINTMENT of LaPorte, Sehrt, Romig & Hand as GS Financial Corp.'s independent registered public accounting firm for the year ending December 31, 2009.

FOR              [   ]                             AGAINST               [   ]                            ABSTAIN            [   ]

3.	In their discretion, the trustees are authorized to vote upon such other business as may properly come before the meeting.

The undersigned hereby authorizes the trustees of the 401(k) Plan to vote the shares allocated to the undersigned's account as provided herein.  Shares of GS Financial Corp. held in the 401(k) Plan allocated to your account will generally not be voted unless the voting instruction card is returned.  With respect to any other matter that properly comes before the meeting, the trustees are authorized to vote the shares in their discretion.

Please be sure to date and sign this card in the box below.	Date
Sign above

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

▲           Detach above card, sign, date and mail in postage paid envelope provided.           ▲

GS FINANCIAL CORP.
___________________________________________________________________________________________________________________

    The Board of Directors recommends that you vote "FOR" the nominees listed above and "FOR" the ratification of LaPorte, Sehrt, Romig & Hand.

    The shares of GS Financial Corp.'s common stock will be voted as specified.  If not otherwise specified, this voting instruction card will be voted FOR the nominees to the Board of Directors and FOR the ratification of GS Financial Corp.'s independent registered public accounting firm, and otherwise at the discretion of the trustees.  You may revoke your instructions at any time prior to May 7, 2009.  This voting instruction card cannot be voted for any person who is not a nominee of the Board of Directors of GS Financial Corp.

    The above signed hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of GS Financial Corp. and the accompanying Proxy Statement and Annual Report for the year ended December 31, 2008, prior to the signing of this voting instruction card.

    Please sign this card exactly as your name appears on this card.
PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR VOTING INSTRUCTION CARD TODAY
___________________________________________________________________________________________________________________

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 14, 2009.
The proxy statement and our 2008 Annual Report are available on our website at www.gsfinancialcorp.com under "Investor Relations."  The same website address also contains information on how to obtain directions to attend the annual meeting.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE VOTING INSTRUCTION CARD IN THE ENVELOPE PROVIDED.
___________________________________________________

___________________________________________________

__________________________________________________

 April 10, 2009

To:           Participants in Guaranty Savings Bank's 401(k) Plan

Re:           Instructions for Voting Shares of GS Financial Corp.

    As described in the attached materials, your voting instructions as a participant in the Guaranty Savings Bank 401(k) Plan are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Stockholders to be held on May 14, 2009.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock allocated to your account in the 401(k) Plan will be voted.

    Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, GS Financial Corp's Annual Report to Stockholders and a Voting Instruction Card, which will permit you to direct the Trustees of the 401(k) Plan to vote the shares in your account.  After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the 401(k) Plan by marking, dating, signing and returning the enclosed Voting Instruction Card in the envelope provided.  In order to be effective, your Voting Instruction Card must be received by Registrar and Transfer Company no later than May 7, 2009.  Registrar and Transfer Company will tabulate the votes for the purpose of having those shares voted by the Trustees.

    We urge each of you to vote, as a means of participating in the governance of the affairs of GS Financial Corp. If your voting instructions for the 401(k) Plan are not received, the shares allocated to your account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

    Please note that the enclosed Voting Instruction Card relates only to those shares which have been allocated to your account under the 401(k) Plan.  If you also own shares of GS Financial Corp. outside of the 401(k) Plan, you should receive other voting material for those shares owned by you individually.

Sincerely,
Stephen E. Wessel
President and Chief Executive Officer